CONSENT OF INDEPENDENT AUDITORS


We consent to the use of our report incorporated herein by reference, which report appears in the December 31, 2001 annual report on Form 10-K of The Beard Company.

                                               COLE & REED, P.C.
                                               Cole & Reed, P.C.

Oklahoma City, Oklahoma
April 8, 2002